WisdomTree Trust

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

(the “Fund”)

Supplement dated October 23, 2025, to the

currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) each dated August 1, 2025, as supplemented

Effective immediately, the WisdomTree Global ex-U.S. Quality Dividend Growth Fund (now, the WisdomTree Global ex-U.S. Quality Growth Fund) changed its name, principal investment strategies, and investment objective. Therefore, all references and information related to the Fund in the Prospectus and SAI are hereby deleted in their entirety. Information pertaining to the Fund, including a description of its investment strategies, can be found in the Fund’s new Prospectus and SAI, each dated October 23, 2025, which are available on the Fund’s website at https://www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports or through your financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-DNL-1025